Prepaid Expenses and Other Assets, Net	12 Months Ended
Sep. 30, 2024
Prepaid Expenses and Other Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER ASSETS, NET

Note 6 PREPAID EXPENSES AND OTHER ASSETS, NET

Prepaid expenses and other assets consist of the following items:

	As of September 30,
	2024	2023
Fund advance payment(1)	$445,846	$445,646
Deposit for long term investment(2)	2,750,000	—
Prepaid deposit for acquisition(3)	3,543,210	1,532,371
Rental deposit	70,239	69,746
Prepayment	620,200	38,655
Others	37,650	28,931
Less: allowance for current expected credit losses	(2,118,509)	(1,980,245)
Total	$5,348,636	135,104
Prepaid deposit for acquisition, current	1,999,400	—
Prepaid expenses and other assets, current	718,155	66,484
Deposit for long term investments, non-current	2,631,081	—
Prepaid expenses and other assets, non-current	—	68,620
Total	5,348,636	135,104

(1)	The balance as of September 30, 2023 mainly comprised of legal fees and the management fees, which were paid on behalf of the funds. During the year ended September 30, 2023, the Group considered that several funds were closed and the collectability of these amount was low due to the current market situation, the Group provided full allowance for the credit losses accordingly. As of September 30, 2024 and 2023, were $445,846 and $445,646, respectively.

(2)	The balance as of September 30, 2024 mainly comprised of a deposit payment of US$2.75 million cash to the acquisition target investee from September 2024.

(3)

The balance as of September 30, 2024 and 2023 mainly due to in May 2019, the Group made a payment of HK$16 million to a potential acquisition target investee as investment. After the payment, during the due diligence and negotiation process the Group noted that the potential transaction did not meet its initial expectation. As such, the Group decided to cancel this potential transaction. The Group and the target investee have entered into an agreement and will charge an annual interest rate of 6.5% for the HK$16 million ($2,040,296) starting from 1st of October 2019. The Group had received HK$4 million ($516,029) of principal and the related interests incurred from the target in March, 2020. As of September 30, 2024 and 2023, the Group has booked full allowance of prepaid deposit for acquisition of HK$12 million ($1,543,210 and $1,532,371, respectively). Over a period of more than three years, the Group actively pursued collection, including taking legal action. Upon consultation with its litigation counsel, the Group had sent formal “Letters before Action” several times to press for payment, with no result to date. The Group is preparing to initiate arbitration proceedings in an attempt to collect the prepaid balance. Because the Group has not officially started the proceedings after the “Letters before Action”, the Group still reserves available legal means of collection. The Group will consider writing off any balance if the probability of recovering the prepaid deposit for acquisition is low based on the progress of the potential arbitration proceedings and after discussions with its litigation counsel in the future.

The additional balance as of September 30, 2024 mainly comprised of a deposit payment of US$2 million cash to the acquisition target investee from February 2024. In November 2024, the Group completed the acquisition.